Exhibit 99.1

Lexington Investor Tour March 2017

Forward Looking Statements Certain statements made during this presentation are forward-looking statements that are subject to risks and uncertainties. Forward-looking statements generally include the words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “project,” “will,” “intend” or other similar expressions. Forward-looking statements include, without limitation, statements regarding, industry outlook, results of operations, cash flows, business strategies, growth and value opportunities, capital and other expenditures, financing plans, expense reduction initiatives and projected dispositions. Factors that could cause actual results to materially differ from those contained in the forward-looking statements include, without limitation, those risks and uncertainties discussed in the Company’s most recent Annual Report on Form 10-K, quarterly report on Form 10-Q and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission, all of which you should carefully review. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made during this presentation. The forward-looking statements made during this presentation are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this presentation is as of the date of this presentation, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company's expectations. This presentation contains statistics and other data that has been obtained or compiled from information made available by third-party service providers. 2

Why DiamondRock?

DIAMONDROCK HOSPITALITY

1 Premier Hotel Portfolio

- High quality urban and resort portfolio
- Top-tier RevPAR portfolio among lodging REIT peers
- Strategically diversified brands, managers, and geographic distribution

2 Capital Allocation Opportunities

- Acquired L'Auberge de Sedona and Orchards Inn for $97M at 8% EBITDA yield
- Maintaining $350M in investment capacity with >$100M of cash and undrawn $300M LOC
- Positioned to be opportunistic by maintaining 10b5-1 share repurchase and ATM program
- Evaluating potential additional selective acquisition opportunities

3 Portfolio Well-Positioned for 2017

- Renovation tailwinds in key markets (Chicago, Fort Worth, Charleston)
- Minimal exposure to challenged markets (SF, Houston, Miami)
- Portfolio supply in-line with US avg. and insulated in many markets (Resorts)

4 Intense Asset Management Focus

- Recently hired Tom Healy as COO and EVP of AM
- Hotel Operating costs held approximately flat to last year
- 125% HP flow-through in 2016

5 Fortress Balance Sheet

- ~2.9x Net Debt / EBITDA in 2017
- Average debt maturity of ~6 years with 19 hotels unencumbered by debt
- Attractive dividend yield with ample coverage



The Gwen, A Luxury Collection Hotel



Vail Marriott Mountain Resort

3

DiamondRock at a Glance Note: Updated guidance pro forma for acquisition of L’Auberge de Sedona and Orchards Inn Sedona for ownership period. Note: Data as of 3/14/2017. Boutique 7% Hilton Garden Inn 2% Hilton 8% Sheraton Suites 3% Marriott 29% Marriott / Starwood 47% Third-Party 53% Renaissance 9% Westin 27% Autograph 3% Courtyard 6% JW Marriott 3% Luxury Collection 3% 4 (1) Based on PF 2017F EBITDA and 2017F year-end net debt. Pro forma for acquisition of L’Auberge de Sedona and Orchards Inn Sedona for the full-year. DIVERSE COLLECTION OF BRANDS(1) 17 OF 28 HOTELS THIRD-PARTY OPERATED(1) FY2017 EBITDA & FFO GUIDANCE • FY 2017 RevPAR: (1.0%) to 1.0% • FY 2017 EBITDA: $238.5M - $251.5M • FY 2017 Adj. FFO: $193M - $203M • FY 2017 Adj. FFO per Share: $0.96 -$1.01 KEY STATISTICS Hotels (Rooms) 28 (9,619) Enterprise Value $3.0B Market Cap $2.2B Enterprise Value / Key ~$315K Dividend Yield 4.6% Net Debt/EBITDA(1) 2.9x

High Quality Portfolio With Urban and Resort Concentration HOSPITALITY JW Marriott Denver HotelRex Salt lake City Marriott Chicago Marriott The Gwen,A luxury Collection Hotel Hilton Burlington Hilton Boston Boston Westin lexington Hotel NYC VailMarriott Courtyard Midtown NYC ston HGITimes Square Courtyard Denver Sonoma Renaissance Courtyard 51h Ave NYC ,:.·, jI·n;,, St..Th.omas ... ---. Lauderdale West Shorebreak Hotel Westin DC .. : . .. .. oil. • • ;;.JJ...Ar Ill I ! .0. Worthington Renaissance Orchards Inn Sedona Westin Ft. lauderdale Charleston Renaissance l'Auberge De Sedona Westin San Diego Key West Suites Frenchman's Reef Inn at Key West DIAMo oRocK

2017 DRH Key Market Drivers

DiamondRock Hospitality

Market *(% of 2017F EBITDA)*	DRH Asset Outlook	Demand[1]	Supply[1]	DRH / Market Notes as of Q4:
Boston *(16%)*	Yellow	3.6%	3.8%	**Boston Westin:** Group pace +4% **Boston Hilton:** >40% growth in citywide activity to drive compression at predominantly transient hotel
Chicago *(13%)*	Green	3.4%	2.4%	**Chicago Marriott:** Group pace: +9%; Significant outperformance from renovation ramp **Gwen:** Significant outperformance on 2Q-4Q tailwinds
Denver *(5%)*	Red	5.2%	3.8%	- Expect approx. flat RevPAR; year of supply absorption - Temporary disruption of Cherry Creek demand generator
Ft. Lauderdale *(7%)*	Yellow	-0.3%	2.5%	**Westin FLL:** Group pace approx. flat - Continued growth expected following robust growth in '15 and '16
Ft. Worth, TX *(5%)*	Green	4.1%	5.5%	**Worthington Renaissance:** Ramp from room renovations to drive outperformance in 2017; expect upper single digit RevPAR growth
New York City *(9%)*	Red	4.0%	5.7%	- NYC expected to remain challenging through 2017 - Waldorf-Astoria closure a catalyst for Midtown East (10% of Midtown East rooms during renovation and 7% reduction long-term)
San Diego *(5%)*	Green	3.6%	2.5%	**San Diego Westin:** Group pace +7%, off two strong years
San Francisco *(1%)*	Red	0.8%	1.7%	- Citywide activity down >30% on Convention Center closure - DRH among lowest allocations to SF (1%) among lodging REITs
Washington, DC *(5%)*	Green	2.9%	2.4%	**Westin DC:** Group pace: >30%; Inauguration provides strong growth in 1Q17

(1) Based on PKF's most recent forecast for Upper-priced hotels within each market.
(2) Based on DRH's proprietary city-wide activity data.

6

2017 Guidance Building Blocks The Lodge at Sonoma Renaissance & Spa Worthington Renaissance Fort Worth (1) Based on Lodging Econometrics’ top-25 hotels forecast. 7 Macro Drivers: •Top 25 markets to underperform broader US RevPAR of 0% to 2% by 100 to 150bps Elevated supply of 2.9% in top 25 markets in 2017(1) •Does not include any potential upside from a reacceleration in growth due to tax reform, stimulus, or deregulation Top-Line Drivers: •No incremental renovation disruption from prior years but timing different Headwinds in 1H17 and tailwinds in 2H17 •Expect group revenues to be roughly flat during the 1H17, improving too low to mid-single digit growth during the back half of the year Operators assume 8.5% “in-the-year” group pick-up of approx. $50M, while guidance assumes down approximately 10%, consistent with recent trends •NYC RevPAR forecasted in the range of -3.5% to -4.5%, in line with Manhattan expectations Key Expense Assumptions: •Corporate G&A of approximately $25 million, up slightly due to mgmt. transition •Hotel operating expense growth of approximately 2.5% Labor and benefits up approximately 2.7% Property taxes up $5 million due to lapping of prior year appeals •Income tax expense of $7 to $11 million Acquisition / Disposition Assumptions: •$7.5M of EBITDA and $7.0M of FFO from Sedona Acquisitions •No other acquisition or disposition activity assumed Q1 2017 Assumptions: •Approximately 17% to 18% of FY17 Adjusted EBITDA to be earned in Q1 •Income tax expense of approximately $2.0M to $3.0M

8 8 NYC MARKET UPDATE

The Lexington New York City - Overview • Manhattan NAVs remain strong with robust activity in transaction market • • Supply expected to be elevated in 2017 and 2018, though varies based on submarket Midtown East, DRH’s primary submarket, has minimal new supply with 7% long-term reduction due to Waldorf closure NYC RevPAR performance has improved recently and up 1.9% YTD • • 725 guestrooms including 30 suites across 28 floors • • • >3,000 SF of recently renovated meeting space One full service restaurant, lobby bar and lounge, elite member concierge lounge Rigorous asset management driving significant growth opportunities related to the leased/previously leased space • Converted Dynasty Restaurant into flexible meeting space with >3,000 SF total meeting space and an expected 30% IRR Currently in late-stage negotiations with nationally recognized tenant to lease out currently unoccupied Latin Quarter Space  Additional opportunities to optimize Hotel retail tenants in near future • Signed $2M Aer Lingus contract and currently negotiating with other potential airline contracts • Closing of the Waldorf-Astoria removes 7% of Midtown East supply long-term • 9 UPSIDE OPPORTUNITIES PROPERTY OVERVIEW MARKET OVERVIEW

Upside in 2017 from New Meeting Space New Meeting Space Driving Group Business Base Adding meeting space is a key growth opportunity to gain share against comp set • Converted Dynasty restaurant into >3,000+ SF of rentable meeting space (opened in Q2 2016) • New meeting space expected to generate a ~30% IRR Group room nights expected to increase >10% in 2017 • Group share of revenue mix up 150bps to 12.5% in 2017 • Q4 2016 group revenue increased 12% YoY, which drove a Q4 market-share gain of 8.6% Closing of Waldorf provides additional group opportunity Currently increasing awareness of new space and gaining traction with small groups 10

Retail Leasing Update Latin Quarter Space – Currently Vacant Currently in late-stage negotiations with nationally-recognized tenant Large amount of flexible space (currently White Space) • 1,520 SF of ground floor space and 14,532 SF of lower level space • 30 ft. of frontage along Lexington Ave. High-traffic, high-demand area with appeal to numerous tenant types: • Surrounded by over 42 million SF of office space (1/4 mile radius) • Close proximity to Grand Central Terminal, with 21 million visitors and 44 million commuters annually 11

NYC Market Update 1.7%2.8% % 2.2% 0.1% market NYC and illegal to advertise the rental of that unit Source: STR. 5.3% 4.9% 6.3% 5.5% 5.1% 3.0% 4.8% 2.9% Source: Highgate Hospitality. 12 Supply Growth Has Recently Outpaced Demand 9.4% 6.5%6.2%6.7% 4.7% 2.1%2.0%1.9% 2010A2011A2012A2013A2014A2015A2016A2017F Supply (% Change)Demand (% Change) •NYC RevPAR turned positive in Q4 2016 •NYC market tracked +1% RevPAR in Q416 Q117 YTD is up 1.9% •Recent Airbnb developments outlawing illegal rentals in NYC are a potential positive catalyst for •Now illegal to rent a unit for shorter than 30 days in Affects majority of pre-law Airbnb listings •Supply in NYC remains elevated, but DRH submarkets have minimal supply •DRH’s primary submarket of Midtown East has minimal new supply with total pipeline of rooms at 4% (>1600bps lower than Manhattan total) •Waldorf Astoria came offline March 1st 10% of Midtown East rooms removed during renovation and 7% reduction long-term NYC RevPAR Trending Positive Post-Airbnb Crackdown 12.7%11.4% 5.6% %) (2.1%) (2 Airbnb law signed 20.3%18.3% 4.8%6.3% 9.4%8.4% 2.6 (0.9 (1.6%) -1.1% (8.4%) (7.6%)-7.2-%5.7% (12.7%) 0.3%)

Recent NYC Comps

DIAMONDROCK HOSPITALITY

Select Manhattan Lodging Transactions: 2015 - YTD March 2017				
Date	**Property**	**Rooms**	**Acquisition Price**	**Per Room**
Jan-17	Club Quarters Wall Street	289	$95,000,000	$328,720
Dec-16	Courtyard World Trade Center	317	$206,000,000	$650,000
Dec-16	Hilton Garden Inn W. 35th and Hilton Fashion District	578	$286,000,000	$494,810
Nov-16	Affinia Manhattan New York	610	$217,500,000	$356,557
Oct-16	Chelsea Hotel	400	$250,000,000	$625,000
Aug-16	Club Quarters Rockefeller & Club Quarters Midtown	400	$155,000,000	$387,500
Jul-16	Hilton Garden Inn Chelsea	169	$65,000,000	$384,615
Jul-16	Homewood Suites 37th Street TSQ West	293	$169,940,000	$580,000
Jun-16	NyLo New York	291	$140,000,000	$481,100
May-16	Hersha 7 Select Service Hotel Portfolio (Manhattan)	1,087	$500,780,318	$460,699
Apr-16	Sheraton Tribeca	369	$158,000,000	$428,184
Mar-16	Wyndham Garden Chelsea West - 24th Street	124	$60,000,000	$483,871
Feb-16	Hotel Elysee New York	103	$55,000,000	$533,981
Jan-16	Jade Hotel Greenwich Village	113	$78,000,000	$690,265
Jan-16	The Strand New York	176	$105,000,000	$596,591
Nov-15	The London	562	$382,000,000	$679,715
Nov-15	Wingate New York Chelsea	92	$60,000,000	$652,174
Nov-15	Martha Washington Hotel	256	$158,000,000	$617,188
Sep-15	Autograph Collection Carlton Hotel	317	$162,064,000	$511,000
Jul-15	Element Times Square West	411	$163,500,000	$397,810
Apr-15	Marriott New York East Side New York	655	$270,000,000	$412,214
	Total / Average	**7,612**	**$3,736,784,318**	**$490,907**

13

Airbnb Regulatory Update

DiamondRock Hospitality

Situational Overview

- **Airbnb** is currently facing a number of lawsuits and increased regulatory activity over allegations its hosts do not pay their share in local taxes and do not follow appropriate local regulations
- Further, increased regulatory interest is spurred by concerns that Airbnb raises rents and lowers inventory in congested urban housing markets.

New York City Regulatory Update:

- New bill will fine Airbnb hosts violating housing laws
- Now illegal to rent a unit for less than 30 days in New York City and illegal to advertise the rental of that unit
  - Majority of entire home/apt. listings on Airbnb and other sites for NYC would be considered illegal
  - Can lead to fines of up to $7,500
  - Agreed not to bring lawsuit against Airbnb
- NYC generated ~$1B in revenue for Airbnb in 2015 and is estimated at 15% of their booked nights

San Francisco Regulatory Update:

- Airbnb agreed in November to make sure its hosts conform to city's 90-day cap on the nights an apartment or home can be rented per year
  - Mayor recently vetoed bill that would lower cap to 60 days
- Airbnb will set up a mandatory host registration system for the city
- Stay on legislation that would fine AirBNB for illegal hosts

Chicago Regulatory Update:

- Passed regulations in June that allow Airbnb with regulations
- Buildings of five units can only list one unit at a time. Larger buildings will be able to rent six units at a time or 25 percent of the building, whichever is less
  - Will create a license fee for Airbnb and hosts and create 21% short term rental tax
- Chicago recently hit by two lawsuits from Airbnb owners alleging laws are unconstitutional

14

15 15 SEDONA ACQUISITION

Acquisition of L’Auberge de Sedona and Orchards Inn Sedona L’Auberge de Sedona Orchards Inn 16 Attractive, High-Growth Market •No new supply currently planned or under development •5.2% RevPAR CAGR over last 10 years, outpacing long-run US average by nearly 200bps •Sedona RevPAR up 11.3% in 2016 •Four million visitors annually •Close proximity to Grand Canyon, Phoenix, and Las Vegas $97M Acquisition of Luxury Assets in High-Growth Market •Iconic assets with immediate asset management upside in attractive, high-growth resort market •#1 Conde-Nast rated hotel in Southwest •Sourced in off-market deal •Recycled capital from dispositions at a 12.8x multiple and $120 RevPAR into 12.6x multiple and >$250 RevPAR •Attractive deal metrics: Highest RevPAR asset in portfolio 8% EBITDA yield 12.6x multiple on 2017 EBITDA

Significant Asset Management Upside in Sedona L’Auberge De Sedona ~$1.0M >$9.5M Orchards Inn 17 $10.0 $9.0 $8.0 $7.0 $6.0 $5.0 $4.0 2016ARenovation2017BParkingLaborOther Direct Stabilized EBITDADisruptionEBITDARevenueInitititvesExpenseEBITDA Inititives ~$0.5M ~$0.3M ~$1.1M~$7.7M $6.6M Clear Path to Stabilized EBITDA 1.Owner-Operator to benefit from DRH best practices 2.Identified $1.8M of Asset Management Upsides after 2017 3.Stabilized EBITDA Yield exceeds 9% 4.Compelling upside opportunities not included in underwriting including revenue management best practices, resort fee optimization, and contract renegotiation

Unlocking Value with Significant Investment Capacity JW Marriott Denver Cherry Creek Chicago Marriott Downtown 18 OPPORTUNISTIC PLATFORM FOR VALUE CREATION 1.$350M in Acquisitions Would Add ~$30M of New EBITDA Based on Current Trading Levels 2.Maintaining $350M in Investment Capacity  Stress-tested under harsh downturn scenario to ensure portfolio preparedness for potential downturn 3.Bolstered by >$100M in Cash post-Sedona acquisition and an Undrawn $300M Line of Credit  Significant capital structure flexibility including 19 unencumbered assets 4.Evaluating Selective Acquisition Opportunities  ATM and Share Repurchase Programs in Place to Ensure Strategic Flexibility